--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE

                                  CSFB 2001-CK6

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $XXX,XXX,XXX

                                  (APPROXIMATE)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-CK6


                             [COLUMN FINANCIAL LOGO]



                                 [KEYBANK LOGO]


CREDIT SUISSE FIRST BOSTON
                              MCDONALD INVESTMENTS
                                A KEYCORP COMPANY
                                                        SALOMON SMITH BARNEY


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

I.  TRANSACTION OFFERING


------------------------------------------------------------------------------------------------------------------------------------
                    INITAL
                   PRINCIPAL   APPROXIMATE                INITAL    ASSUMED
                   BALANCE OR  % OF INITAL  APPROXIMATE   PASS-     WEIGHTED                   EXPECTED
         EXPECTED   NOTIONAL   TOTAL POOL      CREDIT    THROUGH  AVERAGE LIFE   EXPECTED      PRINCIPAL        LEGAL
CLASS   RATING(1)    AMOUNT      BALANCE      SUPPORT    RATE(2)    (YEAR)(3)   MATURITY(3)    WINDOWS(3)      STATUS      ERISA(4)
-----   ---------  ----------  -----------  -----------  -------  ------------  ----------   -------------   ------------  --------
Offered Certificates:
 A-1     Aaa/AAA   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx     Public        Yes
 A-2     Aaa/AAA   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx     Public        Yes
  B       Aa2/AA   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx     Public        Yes
  C      Aa3/AA-   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx     Public        Yes
  D       A2/A     $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx     Public        Yes
  E       A3/A-    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx     Public        Yes
Non-Offered Certificates: (5)
  F     Baa1/BBB+  $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  G     Baa2/BBB   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  H     Baa3/BBB-  $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  J      Ba1/BB+   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  K      Ba2/BB    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  L      Ba3/BB-   $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  M       B1/B+    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  N       B2/B     $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  O       B3/B-    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
  P       NR/NR    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
NW-SUB    NR/NR    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
 GT2      NR/NR    $                   %            %       %         x.x         xx/xx      xx/xx - xx/xx   Private-144A    N/A
 A-X     Aaa/AAA   $                   %            %       %         x.x         xx/xx        N/A - N/A     Private-144A    N/A
 A-CP    Aaa/AAA   $                   %            %       %         x.x         xx/xx        N/A - N/A     Private-144A    N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) These classes are expected to be rated by Moody's Investors Service, Inc. and Standard & Poor's Rating Services
(2) For purposes of allocating payments and losses on the underlying mortgage loans, the subject mortgage pool will be divided into sub-pool no. 1 and sub-pool no. 2. Classes _, _ and _ will be fixed rate. The pass-through rates for Classes_, _ and _ will be fixed subject to a weighted average of net WACs for both sub-pools. The pass-through rates for Classes_ and _ will be fixed subject to the net WAC of the applicable sub-pool. The pass-through rates for Classes_, _ and _ will be equal to a weighted average of net WACs for both sub-pools. The pass-through rates for Classes _ and _ will be equal to the net WAC of the applicable sub-pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus supplement or this term sheet.


MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 212 mortgage loans, representing 75.1% of the initial net mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 2,800 commercial mortgage loans, totaling approximately $16.0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada.

KeyBank National Association, "KeyBank", will be selling 40 mortgage loans, representing 24.9% of the initial net mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of June 30, 2001, KeyBank had total assets of approximately $76.1 billion, total liabilities of approximately $70.1 billion and approximately $5.3 billion in stockholders' equity. As of September 30, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.7 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, has originated over $4.9 billion in commercial mortgage loans since its inception and has a current servicing portfolio of $10.0 billion.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------


II.  COLLATERAL OVERVIEW(1)

o    MORTGAGE LOAN POOL

       Initial Net Mortgage Pool Balance(2):   $982,557,380

       Average Cut-off Date Principal Balance: $3,899,037

       Loans / Properties:                     252 / 272

       Largest Loan:                           7.3%

       Five Largest Loans / Group of Loans:    22.8%

       Ten Largest Loans / Group of Loans:     33.8%

o    PROPERTY TYPE CONCENTRATIONS

       Retail:                                 37.3% (Anchored 28.3%; Unanchored 9.1%)(3)

       Multifamily:                            34.9%

       Office:                                 10.3%

       Mixed Use:                              9.0%

       Industrial:                             5.5%

       Other(4):                               3.0%

o    GEOGRAPHIC DISTRIBUTION

       California:                             13.0% (Southern 8.2% / Northern 4.7%)(5)

       Texas:                                  12.1%

       North Carolina:                         9.1%

       Florida:                                8.7%

       Other:                                  32 other states and the District of Columbia, which comprise less than 7.3% individually

o    CREDIT STATISTICS

       Wtd. Avg. Underwritten DSCR:            1.40x

       Wtd. Avg. Cut-off Date LTV Ratio:       72.2%

       Wtd. Avg. Balloon/ARD LTV Ratio:        63.5%


(1) All percentages are of the Initial Net Mortgage Pool Balance unless otherwise noted. All information provided based on a December 2001 Cut-off Date unless otherwise noted.
(2) Based on the cut-off date principal balance of mortgage loans contributed to the trust less $10,000,000 allocated to the GT2 class, which represents a subordinated interest in the mortgage loan secured by the Bel Alliance GT2 Portfolio properties. Portion of Bel Alliance GT2 Portfolio pooled mortgage loan represented by the GT2 Class, is being treated as a separate subordinated loan that is outside the trust.
(3)  Anchored includes shadow anchored properties and single tenant properties.
(4)  Other includes manufactured housing, hotel and self storage properties.
(5) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in zip codes greater than 93600.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------


II.  COLLATERAL OVERVIEW (CONTINUED)(1)
o    LOANS WITH RESERVE REQUIREMENTS

       Tax escrows:                            90.4%

       Insurance escrows:                      80.3%

       Cap. Ex./FF&E escrows(2):               71.1%

       TI/LC escrows(2):                       49.0%

o    MORTGAGE LOAN POOL CHARACTERISTICS

       Gross WAC:                              7.56%

       Wtd. Avg. Remaining Term(3):            114 Months

       Wtd. Avg. Seasoning:                    6.8 Months

       Call                                    Protection: All of the mortgage loans provide for either a prepayment lockout period
                                               ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period
                                               ("YMP"), a static prepayment penalty period ("PP"), or a combination thereof.

       Lockout/Defeasance:                     91.2%

       Fee or Leasehold:                       99.1% (Fee); 0.9% (Leasehold)

       Delinquency:                            None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service payment as of the December 2001 due date or at any time during the 12-month period preceding that date.


(1) All percentages are of the Initial Net Mortgage Pool Balance unless otherwise noted. All information provided based on a December 2001 Cut-off Date unless otherwise noted.

(2) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties not including Sub-Pool No. 2 collateral

(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------


III.  TRANSACTION OVERVIEW
    OFFERED CERTIFICATES:               Classes A-1, A-2, B, C, D and E are being publicly offered

    PASS-THROUGH STRUCTURE:             Senior/Subordinate, Sequential Pay Pass-Through Certificates

    MORTGAGE LOAN SELLERS:              Column Financial, Inc. and KeyBank National Association

    LEAD MANAGER & BOOKRUNNER:          Credit Suisse First Boston Corporation

    CO-MANAGERS:                        McDonald Investments Inc. and Salomon Smith Barney Inc.

    RATING AGENCIES:                    Moody's Investors Service, Inc. and Standard & Poor's Rating Services

    MASTER SERVICER:                    Midland Loan Services, Inc.

    SPECIAL SERVICER:                   Midland Loan Services, Inc.

    TRUSTEE:                            Wells Fargo Bank Minnesota, N.A.

    CUT-OFF DATE:                       December 11, 2001

    SETTLEMENT DATE:                    On or about December 28, 2001

    DISTRIBUTION DATE:                  The fourth business day following the Determination Date in that month

    DETERMINATION DATE:                 The eleventh  calendar day of the month,  or if the eleventh  calendar day is not a business day, the next business day

    MINIMUM DENOMINATIONS:              $10,000 for all offered certificates and in additional multiples of $1

    SETTLEMENT TERMS:                   DTC, Euroclear and Clearstream, same day funds, with accrued interest

    ERISA:                              Classes A-1, A-2, B, C, D and E are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

    SMMEA:                              None of the offered classes are expected to be SMMEA eligible.

    TAX TREATMENT:                      REMIC

    ANALYTICS:                          Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex Solutions and Charter Research



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

 IV.  STRUCTURE DESCRIPTION


                           [ADMINISTRATIVE FEE CHART]


o The Class A-X and Class A-CP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, O, P and NW-SUB Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X and Class A-CP Certificates individually accrue interest.

o The Class A-X and Class A-CP Certificates will collectively accrue interest at a rate approximately equal to a weighted average of the Interest Only Strip Rates. As to any class of P&I Certificates, the Interest Only Strip Rate will equal the excess, if any, of the net WAC for Sub-Pool No. 1, the net WAC for Sub-Pool No. 2 or a weighted average of those net WACs, as applicable, over the pass-through rate for Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, O, P or NW-SUB Certificates, as applicable. The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X and Class A-CP Certificates individually accrue interest.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

IV.  STRUCTURE DESCRIPTION (CONTINUED)

     o Principal distributions to be made in a specified sequential order to ensure that:

          1. no principal distributions will be made to the holders of the class J, K, L, M, N, O and/or P certificates until the holders of the class A-1, A-2, B, C, D, E, F, G and H certificates have received total principal distributions attributable to sub-pool no. 1 in an amount approximately equal to $XXX,XXX,XXX;

          2. no principal distributions will be made to the holders of the class NW-SUB certificates until the holders of the class A-1, A-2, B, C, D, E, F, G and H certificates have received total principal distributions attributable to sub-pool no. 2 in an amount approximately equal to $XX,XXX,XXX;

          3. principal distributions will be made to the holders of the class A-1, A-2, B, C, D, E, F, G and H classes, in that order, in each case until the total principal balance of the subject class of certificates is reduced to zero; except that, if the total principal balance of B, C, D, E, F, G and H classes is reduced to zero because of losses while A-1 and A-2 classes are outstanding, payments of principal on A-1 and A-2 classes will pro rata; and

          4. absent default, a portion of principal payments on the Bel Alliance GT 2 Portfolio mortgage loan is payable on Class GT 2 certificates.


     o In general, losses on, and default-related or other unanticipated trust fund expenses attributable to, the underlying mortgage loans in sub-pool no. 1 will be allocated to reduce the principal balance of the following classes of certificates in the following order: P, O, N, M, L, K, J, H, G, F, E, D, C, B and, on a pro rata basis, A-1 and A-2.

          Notwithstanding the foregoing, losses on and/or default-related or other unanticipated trust fund expenses with respect to the Bel Alliance GT 2 Portfolio pooled mortgage loan will, in general, be allocated to reduce the total principal balance of the class GT2 certificates, prior to being allocated to reduce the total principal balance of any class identified in the foregoing sentence.

          In general, losses on, and default-related or other unanticipated trust fund expenses attributable to, the underlying mortgage loans in sub-pool no. 2 will be allocated to reduce the principal balances of the following classes of series 2001-CK6 certificates in the following order: NW-SUB, H, G, F, E, D, C, B, and, on a pro rata basis, A-1 and A-2.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

V.  YIELD MAINTENANCE PREPAYMENT PREMIUM/ STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE PREPAYMENT
PREMIUMS:                     Yield Maintenance Prepayment Premiums will, in
                              general, be distributed on each Distribution Date as follows: A portion (based on the product of the related Base Interest Fraction and the related
                              Principal Entitlement Fraction as described below) will be delivered to each of the following
                              Classes: A-1, A-2, B, C, D, E, F, G and H (the
                              "Premium Classes"). The remainder will be distributed to Class A-X.

                              With respect to each Premium Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                              o A numerator equal to the excess, if any, of the pass-through rate on such class of certificates over the discount rate generally used in calculating the yield maintenance charge, and

                              o A denominator equal to the excess, if any, of the mortgage rate of the prepaid loan over the discount rate generally used in calculating the yield maintenance charge.

                              With respect to each Premium Class, the "Principal Entitlement Fraction" is a fraction having:

                              o A numerator equal to the total principal distributable on such class of certificates on the subject Distribution Date attributable to the relevant Sub-Pool, and

                              o A denominator equal to the total principal distributable on all the certificates, public and private, attributable to the relevant Sub-Pool, (exclusive of the total principal distributable on the class GT2 certificates, in the event the subject mortgage loan is the Bel Alliance GT2 Portfolio Loan), on the subject Distribution Date.

                              If the subject principal prepayment is on the Bel Alliance GT2 Portfolio pooled mortgage loan, however, holders of the class GT2 certificates could receive a share of any related Yield Maintenance Prepayment Premium.

STATIC PREPAYMENT PREMIUMS:   Static Prepayment Premiums will be distributed on
                              each Distribution Date as follows: 25% to the Premium Classes pro rata based on their respective
                              Principal Entitlement Fractions. The remainder will be distributed to Class A-X.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

V. YIELD MAINTENANCE REPAYMENT PREMIUM/ STATIC PREPAYMENT PREMIUM ALLOCATION (CONT.)



YIELD MAINTENANCE PREPAYMENT
PREMIUM EXAMPLE:              The following is an example of the Yield
                              Maintenance Prepayment Premium allocation based on the following assumptions:

                                   o    Class receiving principal payment is A-1

                                   o    Mortgage rate: 8.00%

                                   o    The Discount Rate at time of prepayment:
                                        5.75%

                                   o    The Class Pass-Through Rate is equal to
                                        7.00%


                                            CLASS A-1        CLASS A-X
METHOD                                      CERTIFICATES     CERTIFICATES
-------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)   (7.00%-5.75%)    (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)               (8.00%-5.75%)

Prepayment Premium Allocation               55.56%           44.44%



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

VI. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST
SHORTFALLS:                   Any Prepayment Interest Shortfalls may result in a
                              reduction of the interest payable on Class A-1, A-2, B, C, D, and E Certificates.

CONTROLLING CLASS:            With respect to either Sub-Pool No. 1 or Sub-Pool
                              No. 2, the most subordinate Class of Certificates then outstanding with respect to that Sub-Pool
                              (other than, in the case of Sub-Pool No. 1, the GT
                              2 class) that has a principal balance at least equal to 25% of the initial principal balance of such Class; or, if no such Class exists, the most subordinate Class then outstanding for that Sub-Pool (other than, in the case of Sub-Pool No.
                              1, the GT 2 class) with a principal balance greater than zero. There is a different controlling class for Sub-Pool No. 1 and Sub-Pool
                              No. 2.

SPECIAL SERVICERS / LOAN
MODIFICATIONS:                The special servicer will be responsible for
                              servicing loans that, in general, are in default or are in imminent default and for administering
                              REO Properties. Subject to any limitations described in the prospectus supplement, the special servicer may (if in its judgment, the special servicer believes such action would maximize the recovery to the Certificateholders on a present value basis) modify such loans, or, extend the date on which any Balloon Payment is scheduled to be due (but not beyond the date three years prior to the rated final distribution date).

PRINCIPAL & INTEREST
ADVANCES:                     The master servicer will generally be required to
                              advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard.
                              The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the trustee will be obligated to make the advance.

OPTIONAL TERMINATION:         On any Distribution Date on which the mortgage
                              pool balance, net of outstanding advances of principal, is less than 1% of the total initial principal balance of all the P&I certificates, the trust fund may be terminated and the certificates retired at the option, in turn, of: any single holder or group of holders of the Controlling
                              Class for Sub-Pool No. 1 (only if any of the remaining mortgage loans are part of Sub-Pool
                              No. 1); or, if it declines, the master servicer;
                              and lastly, the special servicer.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

                       MORTGAGED REAL PROPERTIES BY STATE

--------------------------------------------------------------------------------


                                     [MAP]


--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                               NUMBER OF                       PERCENTAGE OF         AVERAGE                            WEIGHTED
                               MORTGAGED      CUT-OFF DATE      INITIAL NET          MORTGAGE           WEIGHTED         AVERAGE
                                 REAL          PRINCIPAL       MORTGAGE POOL         INTEREST           AVERAGE        CUT-OFF DATE
STATE (1)                     PROPERTIES        BALANCE           BALANCE              RATE             U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
California                        54         $127,387,628          13.0%             7.5828%             1.43x           70.7%
   Southern California            40           80,955,033           8.2%             7.6434%             1.49            69.5%
   Northern California            14           46,432,595           4.7%             7.4771%             1.31            72.7%
Texas                             31          119,212,249          12.1%             7.8921%             1.43            70.3%
North Carolina                    14           89,662,787           9.1%             7.4999%             1.36            72.8%
Florida                           22           85,425,948           8.7%             7.4183%             1.47            69.9%
Connecticut                        1           71,712,508           7.3%             7.4500%             1.30            78.8%
Nevada                             8           57,333,813           5.8%             7.2250%             1.31            77.6%
District of Columbia               2           49,149,722           5.0%             6.9589%             1.56            66.8%
New York                          16           35,720,789           3.6%             7.6703%             1.34            77.7%
Kentucky                           4           33,831,247           3.4%             7.2470%             1.40            67.2%
Virginia                           7           32,912,919           3.3%             7.6948%             1.39            71.7%
Maryland                           5           28,191,905           2.9%             7.4587%             1.33            74.9%
Illinois                           6           25,930,787           2.6%             7.5126%             1.35            75.0%
Indiana                            6           25,504,919           2.6%             7.3266%             1.29            71.4%
Georgia                            6           20,658,346           2.1%             8.0869%             1.38            74.5%
Oklahoma                           2           19,610,550           2.0%             7.3287%             1.26            75.1%
Pennsylvania                       7           17,263,813           1.8%             7.3045%             1.34            77.1%
Colorado                          10           16,654,462           1.7%             7.7806%             1.34            67.7%
Oregon                             6           16,638,223           1.7%             7.7553%             1.77            66.8%
Maine                              2           15,052,697           1.5%             7.9649%             1.38            71.8%
Tennessee                          6           14,193,895           1.4%             7.3006%             1.36            75.1%
Arizona                           10           11,778,864           1.2%             7.6521%             1.44            69.7%
Massachusetts                      9           10,856,528           1.1%             8.9648%             1.33            71.5%
Michigan                           5           10,533,177           1.1%             7.3725%             1.39            73.8%
South Carolina                     2            9,959,703           1.0%             7.7278%             1.38            75.6%
Ohio                               5            5,655,560           0.6%             7.4859%             1.30            67.3%
Nebraska                           2            5,317,675           0.5%             7.5380%             1.33            76.3%
New Mexico                         3            4,787,298           0.5%             8.1668%             1.30            67.8%
New Jersey                         8            4,645,142           0.5%             9.1053%             1.67            60.5%
Missouri                           1            4,037,992           0.4%             7.6100%             1.25            61.2%
Louisiana                          1            3,991,289           0.4%             7.7200%             1.41            68.8%
Alabama                            1            3,789,349           0.4%             7.1600%             1.55            78.1%
Utah                               2            1,427,944           0.1%             7.5081%             1.80            48.9%
Washington                         1            1,386,097           0.1%             9.6250%             1.34            73.9%
Wyoming                            1              930,178           0.1%             8.3100%             1.47            68.9%
New Hampshire                      2              609,114           0.1%             9.0518%             2.48            69.6%
Minnesota                          2              414,545           0.0%             9.3750%             1.72            74.4%
Alaska                             2              387,720           0.0%             8.2500%             1.53            75.0%
                              ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          272         $982,557,380         100.0%             7.5577%             1.40X           72.2%
                              =====================================================================================================



(1) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

                       MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

--------------------------------------------------------------------------------




                                     [PIE CHART]

--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                   NUMBER OF                           PERCENTAGE OF       AVERAGE                        WEIGHTED
                                   MORTGAGED        CUT-OFF DATE        INITIAL NET       MORTGAGE        WEIGHTED         AVERAGE
                                     REAL             PRINCIPAL        MORTGAGE POOL      INTEREST         AVERAGE      CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES           BALANCE            BALANCE           RATE          U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Retail                                60            $366,763,318           37.3%           7.5221%          1.35x           73.3%
Multifamily                          141             342,613,617           34.9%           7.6303%          1.40            73.8%
Office                                20             101,617,509           10.3%           7.4407%          1.45            68.5%
Mixed Use                             21              88,183,803            9.0%           7.3832%          1.53            67.8%
Industrial                            19              54,146,262            5.5%           7.7427%          1.35            71.8%
Self Storage                           5              12,983,209            1.3%           7.3975%          1.41            64.7%
Hotel                                  1               8,943,852            0.9%           8.2800%          1.67            71.4%
Manufactured Housing                   5               7,305,811            0.7%           7.7016%          1.49            65.3%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              272            $982,557,380          100.0%           7.5577%          1.40X           72.2%
                                  ==================================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

--------------------------------------------------------------------------------

                                                                                              WEIGHTED
                                          NUMBER OF                        PERCENTAGE OF      AVERAGE                     WEIGHTED
                                          MORTGAGED      CUT-OFF DATE       INITIAL NET       MORTGAGE     WEIGHTED        AVERAGE
                                            REAL          PRINCIPAL        MORTGAGE POOL      INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE     PROPERTY SUB-TYPE      PROPERTIES        BALANCE            BALANCE           RATE       U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Retail
                  Anchored(1)                32         $277,661,289          28.3%            7.4626%       1.33x          74.4%
                  Unanchored                 28           89,102,029           9.1%            7.7073%       1.41           69.9%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      60         $366,763,318          37.3%            7.5221%       1.35X          73.3%
                                         ===========================================================================================



(1) INCLUDES SHADOW ANCHORED PROPERTIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNDERLYING MORTGAGE LOAN SELLER

--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                  NUMBER OF                  PERCENTAGE OF      AVERAGE                  WEIGHTED
                                                 UNDERLYING   CUT-OFF DATE     INITIAL NET      MORTGAGE    WEIGHTED      AVERAGE
                                                  MORTGAGE      PRINCIPAL     MORTGAGE POOL     INTEREST     AVERAGE   CUT-OFF DATE
MORTGAGE LOAN SELLER                               LOANS         BALANCE         BALANCE          RATE      U/W DSCR     LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Column ........................................     212       $737,938,885        75.1%          7.6532       1.41x        72.3%
Key ...........................................      40       $244,618,495        24.9%          7.2696       1.36x        71.9%
                                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE: .......................     252       $982,557,380       100.0%          7.5577       1.40X        72.2%
                                                 ==================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

                        CUT-OFF DATE PRINCIPAL BALANCES

--------------------------------------------------------------------------------


                                   [BAR CHART]


--------------------------------------------------------------------------------

                                                                                              WEIGHTED
                                           NUMBER OF                        PERCENTAGE OF      AVERAGE                    WEIGHTED
                                          UNDERLYING       CUT-OFF DATE      INITIAL NET       MORTGAGE    WEIGHTED       AVERAGE
         RANGE OF CUT-OFF DATE             MORTGAGE          PRINCIPAL      MORTGAGE POOL      INTEREST    AVERAGE      CUT-OFF DATE
          PRINCIPAL BALANCES                 LOANS            BALANCE          BALANCE           RATE      U/W DSCR      LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
         $84,237   -       500,000            95          $ 24,527,567          2.5%           9.1543%       1.66x         64.3%
         500,001   -     1,000,000            26            18,851,607          1.9%           8.7576%       1.46          67.2%
       1,000,001   -     2,000,000            33            47,209,258          4.8%           7.9280%       1.56          69.7%
       2,000,001   -     3,000,000            20            51,036,625          5.2%           7.4561%       1.39          70.1%
       3,000,001   -     5,000,000            25            97,521,358          9.9%           7.3147%       1.39          70.1%
       5,000,001   -     7,500,000            15            93,499,077          9.5%           7.3506%       1.36          73.8%
       7,500,001   -    10,000,000            13           116,007,680         11.8%           7.7800%       1.32          74.8%
      10,000,001   -    20,000,000            16           219,278,184         22.3%           7.4006%       1.34          75.3%
      20,000,001   -    40,000,000             6           144,972,513         14.8%           7.3299%       1.39          71.4%
      40,000,001   -   $71,712,508             3           169,653,511         17.3%           7.6204%       1.47          70.6%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      252          $982,557,380        100.0%           7.5577%       1.40X         72.2%
                                  ==================================================================================================



MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:         $71,712,508
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:             $84,237
AVG. CUT-OFF DATE PRINCIPAL BALANCE:             $3,899,037

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

--------------------------------------------------------------------------------


                                   [BAR CHART]


--------------------------------------------------------------------------------


                                                                                   WEIGHTED
                             NUMBER OF                         PERCENTAGE OF       AVERAGE                          WEIGHTED
                             UNDERLYING       CUT-OFF DATE       INITIAL NET       MORTGAGE         WEIGHTED         AVERAGE
         RANGE OF             MORTGAGE          PRINCIPAL       MORTGAGE POOL      INTEREST         AVERAGE       CUT-OFF DATE
         U/W DSCRS             LOANS            BALANCE           BALANCE            RATE           U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     1.20x   -    1.29          67            $255,944,996         26.0%            7.6502%           1.26x           75.0%
     1.30    -    1.39          67             392,531,236         39.9%            7.4473%           1.33            74.4%
     1.40    -    1.49          42             127,935,689         13.0%            7.4695%           1.43            73.6%
     1.50    -    1.59          25              89,367,578          9.1%            7.1819%           1.55            67.0%
     1.60    -    6.04x         51             116,777,881         11.9%            8.1100%           1.76            61.4%
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        252            $982,557,380        100.0%            7.5577%           1.40X           72.2%
                             =======================================================================================================



MAXIMUM U/W DSCR:       6.04X
MINIMUM U/W DSCR:       1.20X
WTD. AVG. U/W DSCR:     1.40X

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------


                                   [BAR CHART]


--------------------------------------------------------------------------------


                                                                                     WEIGHTED
                                NUMBER OF                         PERCENTAGE OF       AVERAGE                         WEIGHTED
                               UNDERLYING      CUT-OFF DATE       INITIAL NET        MORTGAGE        WEIGHTED         AVERAGE
    RANGE OF CUT-OFF DATE       MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST         AVERAGE      CUT-OFF DATE
    LOAN-TO-VALUE RATIOS         LOANS            BALANCE           BALANCE            RATE          U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     12.6%   -   55.0%            21           $ 19,779,436           2.0%            7.7197%          2.03x           44.3%
     55.1%   -   65.0%            46            138,169,194          14.1%            8.0038%          1.55            62.1%
     65.1%   -   67.5%            26            114,156,980          11.6%            7.2326%          1.47            66.4%
     67.6%   -   70.0%            25             51,282,308           5.2%            8.0485%          1.39            68.8%
     70.1%   -   72.5%            31             88,085,163           9.0%            7.7669%          1.38            71.7%
     72.6%   -   75.0%            39            164,912,773          16.8%            7.5007%          1.35            74.2%
     75.1%   -   77.5%            33            122,623,111          12.5%            7.5353%          1.32            76.7%
     77.6%   -   78.5%             6             56,050,534           5.7%            7.5042%          1.33            78.1%
     78.6%   -   79.5%            10            117,560,091          12.0%            7.4075%          1.32            78.9%
     79.6%   -   80.5%            15            109,937,789          11.2%            7.2070%          1.29            79.9%
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          252           $982,557,380         100.0%            7.5577%          1.40X           72.2%
                               =====================================================================================================



MAXIMUM CUT-OFF DATE LTV RATIO:    80.5%
MINIMUM CUT-OFF DATE LTV RATIO:    12.6%
WTD. AVG. CUT-OFF DATE LTV RATIO:  72.2%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------


                                                                                          WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF       AVERAGE                         WEIGHTED
                                  UNDERLYING       CUT-OFF DATE        INITIAL NET        MORTGAGE       WEIGHTED         AVERAGE
          RANGE OF                 MORTGAGE          PRINCIPAL        MORTGAGE POOL       INTEREST       AVERAGE        CUT-OFF DATE
   MORTGAGE INTEREST RATES           LOANS            BALANCE            BALANCE            RATE         U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
    6.7500%   -     7.0000%           11           $128,954,808           13.1%           6.8949%          1.42x           71.1%
    7.0010%   -     7.2500%           29            199,779,436           20.3%           7.2019%          1.41            71.5%
    7.2510%   -     7.5000%           36            283,807,471           28.9%           7.3782%          1.34            76.2%
    7.5010%   -     7.7500%           32            128,718,617           13.1%           7.6252%          1.40            72.4%
    7.7510%   -     8.0000%           10             82,418,129            8.4%           7.8593%          1.33            71.2%
    8.0010%   -     8.2500%           12             23,060,418            2.3%           8.1423%          1.38            68.1%
    8.2510%   -    10.7500%          122            135,818,500           13.8%           8.7389%          1.52            67.1%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              252           $982,557,380          100.0%           7.5577%          1.40X           72.2%
                                  ==================================================================================================



MAXIMUM MORTGAGE INTEREST RATE:     10.7500%
MINIMUM MORTGAGE INTEREST RATE:      6.7500%
WTD. AVG. MORTGAGE INTEREST RATE:    7.5577%

--------------------------------------------------------------------------------

                        MORTGAGE LOAN AMORTIZATION TYPE

--------------------------------------------------------------------------------


                                                                                      WEIGHTED
                                  NUMBER OF                      PERCENTAGE OF        AVERAGE                          WEIGHTED
                                 UNDERLYING     CUT-OFF DATE      INITIAL NET         MORTGAGE         WEIGHTED         AVERAGE
                                  MORTGAGE        PRINCIPAL      MORTGAGE POOL        INTEREST          AVERAGE      CUT-OFF DATE
LOAN TYPE                           LOANS          BALANCE          BALANCE             RATE           U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Balloon                              232        $863,959,732         87.9%             7.5362%           1.41x           72.3%
ARD                                   14         111,131,148         11.3%             7.7448%           1.34            71.8%
Fully Amortizing                       6           7,466,500          0.8%             7.2623%           1.27            69.2%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              252        $982,557,380        100.0%             7.5577%           1.40X           72.2%
                                 ===================================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL TERM TO ORIGINAL MATURITY(1)
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF        AVERAGE                            WEIGHTED
        RANGE OF                 UNDERLYING      CUT-OFF DATE      INITIAL NET        MORTGAGE          WEIGHTED          AVERAGE
      ORIGINAL TERMS              MORTGAGE        PRINCIPAL       MORTGAGE POOL       INTEREST          AVERAGE         CUT-OFF DATE
 TO STATED MATURITY (MONTHS)       LOANS           BALANCE          BALANCE             RATE            U/W DSCR          LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
       60   -   84                    7         $  6,738,015          0.7%            8.0499%            1.36x             72.0%
       85   -  120                  235          952,747,121         97.0%            7.5554%            1.40              72.2%
      121   -  240                   10           23,072,243          2.3%            7.5065%            1.36              71.3%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             252         $982,557,380        100.0%            7.5577%            1.40X             72.2%
                                 ===================================================================================================



MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):       240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):        60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):     121

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

--------------------------------------------------------------------------------

                    REMAINING TERM TO ORIGINAL MATURITY(1)

--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF         AVERAGE                         WEIGHTED
         RANGE OF                UNDERLYING       CUT-OFF DATE       INITIAL NET         MORTGAGE         WEIGHTED         AVERAGE
       REMAINING TERMS            MORTGAGE          PRINCIPAL       MORTGAGE POOL        INTEREST         AVERAGE       CUT-OFF DATE
 TO STATED MATURITY (MONTHS)       LOANS             BALANCE           BALANCE             RATES          U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
       21   -    84                   45          $ 47,153,059           4.8%             7.6773%          1.48x            63.3%
       85   -   120                  201           920,072,055          93.6%             7.5547%          1.39             72.7%
      121   -   201                    6            15,332,266           1.6%             7.3685%          1.36             68.8%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              252          $982,557,380         100.0%             7.5577%          1.40X            72.2%
                                 ===================================================================================================



MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):       201
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):        21
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):     114



(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM(1)
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                NUMBER OF                      PERCENTAGE OF         AVERAGE                              WEIGHTED
       RANGE OF                UNDERLYING      CUT-OFF DATE     INITIAL NET         MORTGAGE           WEIGHTED            AVERAGE
 ORIGINAL AMORTIZATION          MORTGAGE        PRINCIPAL      MORTGAGE POOL        INTEREST           AVERAGE          CUT-OFF DATE
    TERMS (MONTHS)                LOANS           BALANCE         BALANCE             RATE             U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     Interest Only                  1        $  20,500,000          2.1%             7.2500%             1.71x              60.3%
  120       -      180              5            1,029,591          0.1%             9.9650%             1.60               54.7%
  181       -      240             16           18,841,969          1.9%             7.6787%             1.64               62.7%
  241       -      300             69          147,941,010         15.1%             7.6429%             1.42               67.8%
  301       -      360            160          791,451,246         80.6%             7.5449%             1.38               73.6%
  361       -      384              1            2,793,564          0.3%             7.2200%             1.29               79.8%
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           252        $ 982,557,380        100.0%             7.5577%             1.40X              72.2%
                               =====================================================================================================




MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (1):     384
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (1):     120
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1):  347

(1) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE

--------------------------------------------------------------------------------
                         REMAINING AMORTIZATION TERM(1)
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                              NUMBER OF                            PERCENTAGE OF         AVERAGE                         WEIGHTED
       RANGE OF              UNDERLYING         CUT-OFF DATE         INITIAL NET        MORTGAGE         WEIGHTED         AVERAGE
REMAINING AMORTIZATION        MORTGAGE            PRINCIPAL         MORTGAGE POOL       INTEREST          AVERAGE       CUT-OFF DATE
     TERMS (MONTHS)            LOANS               BALANCE            BALANCE            RATES            U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

   Interest Only                 1             $  20,500,000            2.1%             7.2500%            1.71x          60.3%
    86   -   180                 5                 1,029,591            0.1%             9.9650%            1.60           54.7%
   181   -   300                86               167,956,907           17.1%             7.6427%            1.45           67.1%
   301   -   340                77                69,001,721            7.0%             8.2483%            1.47           66.8%
   340   -   350                 3                66,101,397            6.7%             8.4738%            1.53           65.5%
   351   -   380                80               657,967,764           67.0%             7.3773%            1.35           75.2%

                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        252              $982,557,380          100.0%             7.5577%            1.40X          72.2%
                             =======================================================================================================



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(1)
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                             NUMBER OF                          PERCENTAGE OF       AVERAGE                         WEIGHTED
                             MORTGAGED       CUT-OFF DATE        INITIAL NET        MORTGAGE       WEIGHTED          AVERAGE
     RANGE OF YEARS            REAL            PRINCIPAL        MORTGAGE POOL       INTEREST       AVERAGE        CUT-OFF DATE
    BUILT/RENOVATED         PROPERTIES          BALANCE            BALANCE            RATE         U/W DSCR         LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
    1886   -   1970             73           $ 53,966,598           5.5%           8.0099%           1.47x            69.0%
    1971   -   1980             18             34,263,221           3.5%           7.6539%           1.41             73.0%
    1981   -   1990             42            221,282,764          22.5%           7.5256%           1.45             69.7%
    1991   -   2001            139            673,044,797          68.5%           7.5271%           1.37             73.3%
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        272           $982,557,380         100.0%           7.5577%           1.40X            72.2%
                            ========================================================================================================



MOST RECENT YEAR BUILT/RENOVATED:     2001
OLDEST YEAR BUILT/RENOVATED (1):      1886
WTD. AVG. YEAR BUILT/RENOVATED:       1992

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       OCCUPANCY RATES AT UNDERWRITING(1)
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                NUMBER OF                         PERCENTAGE OF        AVERAGE                         WEIGHTED
                                MORTGAGED       CUT-OFF DATE       INITIAL NET         MORTGAGE        WEIGHTED         AVERAGE
           RANGE OF               REAL           PRINCIPAL        MORTGAGE POOL        INTEREST        AVERAGE       CUT-OFF DATE
    OCCUPANCY RATES AT U/W     PROPERTIES          BALANCE           BALANCE            RATE           U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
       0.0%   -    84.9%           11           $ 43,039,543           4.4%             7.9418%          1.36x           65.9%
      85.0%   -    89.9%           19             78,291,868           8.0%             7.4237%          1.43            71.5%
      90.0%   -    94.9%           33            159,122,704          16.2%             7.5472%          1.36            74.4%
      95.0%   -    97.4%           47            294,124,695          29.9%             7.4396%          1.40            72.3%
      97.5%   -   100.0%          161            399,034,718          40.6%             7.6176%          1.40            72.1%

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           271           $973,613,529          99.1%             7.5510%          1.39X           72.2%
                               =====================================================================================================



MAXIMUM OCCUPANCY RATE AT U/W:      100.0%
MINIMUM OCCUPANCY RATE AT U/W (2):    0.0%
WTD. AVG. OCCUPANCY RATE AT U/W:     95.5%

(1) DOES NOT INCLUDE HOSPITALITY PROPERTIES.

(2) ONE OF THE MORTGAGED REAL PROPERTIES IN THE PARKER METROPOLITAN PORTFOLIO, 1130 WEST JACKSON ROAD, IS RECENTLY CONSTRUCTED AND IS NOT YET TENANTED. THE MINIMUM OCCUPANCY RATE FOR ANY MORTGAGED REAL PROPERTY EXCLUDING 1130 WEST JACKSON IS 70%.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PREPAYMENT PROVISION AS OF CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                           WEIGHTED      WEIGHTED         WEIGHTED
                                                                            AVERAGE       AVERAGE          AVERAGE
                             NUMBER OF                     PERCENTAGE OF   REMAINING     REMAINING        REMAINING       WEIGHTED
       RANGE OF              UNDERLYING    CUT-OFF DATE     INITIAL NET     LOCKOUT       LOCKOUT        LOCKOUT PLUS      AVERAGE
   REMAINING TERMS TO        MORTGAGE        PRINCIPAL     MORTGAGE POOL     PERIOD    PLUS YM PERIOD   PREMIUM PERIOD    MATURITY
STATED MATURITY (YEARS)        LOANS          BALANCE         BALANCE       (YEARS)       (YEARS)           (YEARS)      (YEARS) (1)
------------------------------------------------------------------------------------------------------------------------------------
    1.50  -   4.99               5         $  3,117,409         0.3%           2.4          4.1               4.1            4.4
    5.00  -   6.99              30           39,790,749         4.0%           1.7          5.6               5.7            6.6
    7.00  -   7.99              77           27,173,560         2.8%           1.9          6.5               6.5            7.4
    8.00  -   8.99              24           69,623,798         7.1%           7.2          8.2               8.2            8.7
    9.00  -   9.49               4           57,746,734         5.9%           8.8          8.8               8.8            9.1
    9.50  -   9.99             104          750,772,864        76.4%           9.4          9.5               9.5            9.8
   10.00  -  10.99               2           19,000,000         1.9%           9.8          9.8               9.8           10.0
   11.00  -  11.99               2            8,370,736         0.9%          11.5         11.5              11.5           11.8
   12.00  -  20.00               4            6,961,530         0.7%           6.3         16.1              16.1           16.5
                             -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        252         $982,557,380       100.0%           8.7          9.1               9.2            9.5
                             =======================================================================================================



(1) IN THE CASE OF THE HYPER-AMORTIZATION LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(2) THE LOCKOUT PERIOD FOR ASSET # 43, R.E. MICHEL COMPANY, INC. POOLED MORTGAGE LOAN INCLUDES A TWENTY FOUR MONTH PERIOD DURING WHICH THE MORTGAGE LOAN MAY BE PREPAID WITH A YIELD MAINTENANCE CHARGE.

--------------------------------------------------------------------------------
                               PREPAYMENT OPTION
--------------------------------------------------------------------------------

                                                                          WEIGHTED        WEIGHTED          WEIGHTED
                                                                           AVERAGE         AVERAGE           AVERAGE
                              NUMBER OF                   PERCENTAGE OF   REMAINING       REMAINING         REMAINING     WEIGHTED
                              UNDERLYING  CUT-OFF DATE     INITIAL NET     LOCKOUT         LOCKOUT        LOCKOUT PLUS     AVERAGE
                               MORTGAGE    PRINCIPAL      MORTGAGE POOL     PERIOD      PLUS YM PERIOD   PREMIUM PERIOD   MATURITY
   PREPAYMENT OPTION            LOANS       BALANCE          BALANCE       (YEARS)         (YEARS)           (YEARS)     (YEARS) (1)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance             114      $891,665,965       90.7%           9.4             9.4               9.4           9.7
Lockout / Yield Maintenance      121        79,165,459        8.1%           2.2             7.6               7.6           7.9
Yield Maintenance                  2         4,639,901        0.5%           0.0             9.5               9.5           9.8
Lockout                           10         4,462,937        0.5%           1.4             1.4               1.4           6.8
Penalty                            2         1,706,671        0.2%           0.0             0.0               1.7           6.8
Yield Maintenance / Penalty        2           646,576        0.1%           0.0             5.9               6.3           6.6
Lockout / Penalty                  1           269,870        0.0%           1.4             1.4               5.9           6.5
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          252      $982,557,380      100.0%           8.7             9.1               9.2           9.5
                            =======================================================================================================




(1) IN THE CASE OF THE HYPER-AMORTIZATION LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(2) THE LOCKOUT PERIOD FOR ASSET # 43, R.E. MICHEL COMPANY, INC. POOLED MORTGAGE LOAN INCLUDES A TWENTY FOUR MONTH PERIOD DURING WHICH THE MORTGAGE LOAN MAY BE PREPAID WITH A YIELD MAINTENANCE CHARGE.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE POOL PREPAYMENT PROFILE(1)
--------------------------------------------------------------------------------


                                   NUMBER OF
                                   UNDERLYING
                MONTHS SINCE        MORTGAGE         OUTSTANDING    % OF POOL        YIELD         PREPAYMENT   % OF POOL
     DATE       CUT-OFF DATE         LOANS           BALANCE (MM)     LOCKOUT     MAINTENANCE       PREMIUM        OPEN      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
    DEC-01           0                252              $982.6         98.82%         1.01%           0.17%         0.00%     100.0%

    DEC-02          12                252              $973.6         98.18%         1.46%           0.17%         0.19%     100.0%

    DEC-03          24                251              $963.7         94.67%         4.69%           0.03%         0.61%     100.0%

    DEC-04          36                251              $953.1         91.71%         7.66%           0.03%         0.61%     100.0%

    DEC-05          48                251              $941.5         91.78%         7.57%           0.03%         0.63%     100.0%

    DEC-06          60                247              $926.0         91.88%         7.49%           0.03%         0.60%     100.0%

    DEC-07          72                246              $908.4         92.36%         6.25%           0.06%         1.33%     100.0%

    DEC-08          84                207              $859.7         95.20%         3.61%           0.00%         1.20%     100.0%

    DEC-09          96                136              $824.1         97.68%         1.32%           0.00%         1.00%     100.0%

    DEC-10         108                115              $723.3         94.90%         1.23%           0.00%         3.86%     100.0%

    DEC-11         120                  6              $ 11.1         66.77%        33.23%           0.00%         0.00%     100.0%

    DEC-12         132                  6              $ 10.5         69.35%        30.65%           0.00%         0.00%     100.0%

    DEC-13         144                  4              $  2.7          0.00%       100.00%           0.00%         0.00%     100.0%

    DEC-14         156                  2              $  2.1          0.00%        99.88%           0.00%         0.12%     100.0%

    DEC-15         168                  1              $  1.6          0.00%       100.00%           0.00%         0.00%     100.0%
------------------------------------------------------------------------------------------------------------------------------------



(1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE HYPER-AMORTIZATION LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(2) THE LOCKOUT PERIOD FOR ASSET # 43, R.E. MICHEL COMPANY, INC. POOLED MORTGAGE LOAN INCLUDES A TWENTY FOUR MONTH PERIOD DURING WHICH THE MORTGAGE LOAN MAY BE PREPAID WITH A YIELD MAINTENANCE CHARGE.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            SUB-POOL NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                          NUMBER OF                          PERCENTAGE OF          AVERAGE                              WEIGHTED
                          UNDERLYING        CUT-OFF DATE      INITIAL NET           MORTGAGE          WEIGHTED            AVERAGE
       RANGE OF            MORTGAGE          PRINCIPAL       MORTGAGE POOL          INTEREST          AVERAGE          CUT-OFF DATE
       U/W DSCRS            LOANS             BALANCE           BALANCE               RATE            U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     1.20x  -  1.25          11            $ 80,700,743           8.2%               7.5737%            1.23x              75.5%
     1.25   -  1.30          24             257,952,594          26.3%               7.4918%            1.29               76.6%
     1.30   -  1.35          33             186,979,952          19.0%               7.3272%            1.32               75.5%
     1.35   -  1.40          17             133,793,975          13.6%               7.5190%            1.38               70.1%
     1.40   -  6.04x         41             272,928,471          27.8%               7.5059%            1.58               67.0%
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     126            $932,355,734          94.9%               7.4739%            1.39X              72.5%
                          ==========================================================================================================




MAXIMUM U/W DSCR:      6.04X
MINIMUM U/W DSCR:      1.20X
WTD. AVG. U/W DSCR:    1.39X

--------------------------------------------------------------------------------

                SUB-POOL NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                           NUMBER OF                         PERCENTAGE OF          AVERAGE                              WEIGHTED
                          UNDERLYING       CUT-OFF DATE       INITIAL NET           MORTGAGE          WEIGHTED            AVERAGE
  RANGE OF CUT-OFF DATE    MORTGAGE          PRINCIPAL       MORTGAGE POOL          INTEREST          AVERAGE          CUT-OFF DATE
  LOAN-TO-VALUE RATIOS      LOANS             BALANCE           BALANCE               RATE            U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     12.6%  -  55.0%          7            $ 14,741,422           1.5%               7.2315%            2.03x              45.6%
     55.1%  -  65.0%         11             127,688,850          13.0%               7.9167%            1.55               62.2%
     65.1%  -  67.5%         10             108,419,505          11.0%               7.1372%            1.46               66.4%
     67.6%  -  70.0%         11              45,108,375           4.6%               7.9343%            1.38               68.9%
     70.1%  -  72.5%         17              80,717,774           8.2%               7.6469%            1.37               71.7%
     72.6%  -  75.0%         24             158,665,689          16.1%               7.4394%            1.35               74.2%
     75.1%  -  77.5%         17             114,563,004          11.7%               7.3980%            1.31               76.7%
     77.6%  -  78.5%          5              55,820,608           5.7%               7.4960%            1.33               78.1%
     78.6%  -  79.5%          9             116,692,719          11.9%               7.3975%            1.32               78.9%
     79.6%  -  80.5%         15             109,937,789          11.2%               7.2070%            1.29               79.9%
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     126            $932,355,734          94.9%               7.4739%            1.39X              72.5%
                          ==========================================================================================================




MAXIMUM CUT-OFF DATE LTV RATIO:    80.5%
MINIMUM CUT-OFF DATE LTV RATIO:    12.6%
WTD. AVG. CUT-OFF DATE LTV RATIO:  72.5%


--------------------------------------------------------------------------------

            SUB-POOL NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                           NUMBER OF                         PERCENTAGE OF           AVERAGE                             WEIGHTED
                           MORTGAGED       CUT-OFF DATE       INITIAL NET           MORTGAGE          WEIGHTED            AVERAGE
                             REAL            PRINCIPAL       MORTGAGE POOL          INTEREST          AVERAGE          CUT-OFF DATE
PROPERTY TYPE             PROPERTIES          BALANCE           BALANCE               RATE            U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Retail                       52            $363,748,921          37.0%               7.5043%            1.34x              73.5%
Multifamily                  47             304,967,311          31.0%               7.4639%            1.38               74.5%
Office                       15             100,176,510          10.2%               7.4097%            1.45               68.5%
Mixed Use                     7              82,998,933           8.4%               7.2523%            1.54               67.8%
Industrial                   17              53,504,649           5.4%               7.7153%            1.35               71.9%
Self Storage                  5              12,983,209           1.3%               7.3975%            1.41               64.7%
Hotel                         1               8,943,852           0.9%               8.2800%            1.67               71.4%
Manufactured Housing          2               5,032,349           0.5%               7.0138%            1.53               67.9%
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     146            $932,355,734          94.9%               7.4739%            1.39X              72.5%
                          ==========================================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            SUB-POOL NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

--------------------------------------------------------------------------------


                                                                                   WEIGHTED
                         NUMBER OF                          PERCENTAGE OF           AVERAGE                              WEIGHTED
                        UNDERLYING          CUT-OFF DATE     INITIAL NET           MORTGAGE          WEIGHTED             AVERAGE
         RANGE OF        MORTGAGE             PRINCIPAL     MORTGAGE POOL          INTEREST          AVERAGE           CUT-OFF DATE
        U/W DSCRS         LOANS               BALANCE          BALANCE               RATE            U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     1.20x  -   1.29        38             $ 16,721,469         1.7%                8.9091%            1.24x               66.6%
     1.30   -   1.39        18                9,353,111         1.0%                9.4995%            1.35                71.2%
     1.40   -   1.49        17                5,268,763         0.5%                8.9279%            1.45                66.4%
     1.50   -   1.59        13                5,346,171         0.5%                9.1925%            1.53                67.1%
     1.60   -   1.69        11                3,209,685         0.3%                8.6982%            1.64                65.2%
     1.70   -   1.79         4                1,189,139         0.1%                9.2723%            1.74                65.3%
     1.80   -   3.69x       25                9,113,308         0.9%                9.2795%            2.37                61.7%
                         -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    126             $ 50,201,646         5.1%                9.1136%            1.56X               66.5%
                         ===========================================================================================================



MAXIMUM U/W DSCR:     3.69X
MINIMUM U/W DSCR:     1.20X
WTD. AVG. U/W DSCR:   1.56X


--------------------------------------------------------------------------------

                SUB-POOL NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------


                                                                                  WEIGHTED
                          NUMBER OF                        PERCENTAGE OF           AVERAGE                                WEIGHTED
                         UNDERLYING         CUT-OFF DATE    INITIAL NET           MORTGAGE             WEIGHTED            AVERAGE
  RANGE OF CUT-OFF DATE   MORTGAGE           PRINCIPAL     MORTGAGE POOL          INTEREST             AVERAGE          CUT-OFF DATE
   LOAN-TO-VALUE RATIOS    LOANS              BALANCE         BALANCE               RATE               U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
     27.5%  -   55.0%       14             $ 5,038,015         0.5%                9.1482%               2.02x              40.3%
     55.1%  -   65.0%       35              10,480,344         1.1%                9.0650%               1.54               61.7%
     65.1%  -   67.5%       16               5,737,475         0.6%                9.0354%               1.57               66.0%
     67.6%  -   70.0%       14               6,173,933         0.6%                8.8832%               1.51               68.5%
     70.1%  -   72.5%       14               7,367,389         0.7%                9.0810%               1.48               71.2%
     72.6%  -   75.0%       15               6,247,084         0.6%                9.0583%               1.45               73.8%
     75.1%  -   77.5%       16               8,060,107         0.8%                9.4881%               1.50               76.3%
     77.6%  -   78.5%        1                 229,927         0.0%                9.5000%               1.38               77.9%
     78.6%  -   78.9%        1                 867,372         0.1%                8.7500%               1.27               78.9%
                         -----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    126             $50,201,646         5.1%                9.1136%               1.56X              66.5%
                         ===========================================================================================================



MAXIMUM CUT-OFF DATE LTV RATIO:    78.9%
MINIMUM CUT-OFF DATE LTV RATIO:    27.5%
WTD. AVG. CUT-OFF DATE LTV RATIO:  66.5%

--------------------------------------------------------------------------------

            SUB-POOL NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

--------------------------------------------------------------------------------

                                                                                   WEIGHTED
                           NUMBER OF                        PERCENTAGE OF           AVERAGE                              WEIGHTED
                           MORTGAGED        CUT-OFF DATE     INITIAL NET           MORTGAGE             WEIGHTED         AVERAGE
                             REAL            PRINCIPAL      MORTGAGE POOL          INTEREST             AVERAGE        CUT-OFF DATE
PROPERTY TYPE             PROPERTIES          BALANCE         BALANCE                RATE               U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                   94           $ 37,646,305         3.8%                8.9782%               1.58x           68.0%
Mixed Use                     14              5,184,869         0.5%                9.4792%               1.42            67.2%
Retail                         8              3,014,397         0.3%                9.6684%               1.74            51.5%
Manufactured Housing           3              2,273,462         0.2%                9.2240%               1.40            59.5%
Office                         5              1,440,999         0.1%                9.5941%               1.57            64.3%
Industrial                     2                641,613         0.1%               10.0282%               1.27            62.2%
                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      126           $ 50,201,646         5.1%                9.1136%               1.56X           66.5%
                          ==========================================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------











                      [THIS PAGE INTENTIONALLY LEFT BLANK]






--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------











                                    [PHOTOS]











--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------









                                    [PHOTOS]









--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6     COLLATERAL AND STRUCTURAL TERM SHEET         DECEMBER 10, 2001
--------------------------------------------------------------------------------











                      [THIS PAGE INTENTIONALLY LEFT BLANK]









--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------


                                                                   PERCENTAGE
                                                                 OR INITIAL NET                                              CUT-OFF
                                                  CUT-OFF DATE      MORTGAGE                LOAN      MORTGAGE                 DATE
                                      PROPERTY      PRINCIPAL         POOL          SR/      PER      INTEREST      U/W        LTV
  #    LOAN NAME                        TYPE         BALANCE         BALANCE       UNITS   SF/UNIT      RATE       DSCR       RATIO
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  1    Avalon Pavilions              Multifamily  $71,712,508         7.3%           932     $76,945     7.45%     1.30x      78.8%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  2    Bel Alliance GT 2 Portfolio   Multifamily  $58,981,566(1)      5.0%          1,997    $24,258     8.54%     1.62       62.5%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  3    Washington Design Center      Mixed Use    $48,959,437         5.0%        387,518       $126     6.95%     1.56       66.8%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  4    Rockland Center                 Retail     $27,578,682         2.8%        259,244       $106     7.30%     1.31       79.9%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  5    Ashland Town Center             Retail     $26,967,967         2.8%        442,404        $61     7.25%     1.38       65.8%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  6    Biltmore Square Mall            Retail     $26,000,000         2.7%        335,025        $78     7.95%     1.38       63.9%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  7    Belmont Apartments            Multifamily  $23,379,853         2.4%            348    $67,183     6.75%     1.27       79.9%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  8    Horizon Pointe Shopping         Retail     $20,546,010         2.1%        133,748       $154     7.43%     1.31       78.1%
       Center
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  9    IBM Building                    Office     $20,500,000         2.1%        160,000       $128     7.25%     1.71       60.3%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
  10   Key Landing Apartments        Multifamily  $17,939,980         1.8%            503    $35,666     7.25%     1.32       74.4%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------
             TOTAL / WTD. AVG.                   $332,566,004         33.8%                              7.47%     1.42X      71.2%
------ ----------------------------- ----------- -------------- ---------------- -------- ---------- ----------- --------- ---------


(1) Bel Alliance GT 2 Portfolio Senior Portion has a cut-off date principal balance of $48,981,566


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                AVALON PAVILIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $71,712,508

FIRST PAYMENT DATE:                 September 11, 2001

INTEREST RATE:                      7.45% per annum

AMORTIZATION:                       360 Months

MATURITY DATE:                      August 11, 2011

EXPECTED MATURITY BALANCE:          $63,434,752

SPONSOR(S):                         Northland Investment Corp.

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lock/Defeasance until after the date six
                                    months prior to maturity

LOAN PER UNIT:                      $76,945

UP-FRONT RESERVES:                  Engineering Reserve       $44,375(1)

ONGOING RESERVES:                   Tax and Insurance         Yes(2)
                                    Replacement Reserves      Yes(3)

Lockbox:                            Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Multifamily

LOCATION:                     Manchester, CT

YEAR BUILT/YEAR RENOVATED:    1992

UNITS:                        932

OCCUPANCY:                    96%(4)

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Northland Investment Corp.

U/W NET CASH FLOW:            $7,801,250

U/W DSCR:                     1.30x

APPRAISED VALUE:              $91,000,000

CUT-OFF DATE LTV:             78.8%

MATURITY/ARD LTV:             69.7%
--------------------------------------------------------------------------------


(1) The Engineering Reserve was established to fund immediate reserves at the subject.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(3) The borrower is required to deposit $19,417 per month ($250 per unit per year) into a replacement reserve.

(4)  Occupancy is based on the October 22, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                AVALON PAVILIONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------


o The property, built in 1992, is a Class `A' 932-unit garden style apartment complex, located in Manchester, CT.

o The property is located in the Buckland Hills area, which contains the largest concentration of retail shopping centers in Connecticut. The subject is within walking distance of Buckland Hills Mall, a 963,121 SF super-regional mall anchored by Filenes, Lord & Taylor, JC Penney and Sears.

o The subject consists of 472 one bedroom, 388 two bedroom, and 72 three bedroom apartments.

o The estimated average market rents are $895, $1,096, and $1,320 for one, two, and three bedroom units, respectively. The subject area's Class `A' apartment market is strong with occupancies greater than 95%.

o The subject is a luxury apartment complex and has amenities that include 2 swimming pools with a cabana and spa, 2 fitness centers, an indoor basketball court, an aerobics studio, 3 racquetball courts, a library and 2 clubhouses that include a lounge area for tenants.

o The Sponsor, Northland Investment Corp., was founded in 1970 and has developed and managed over 20 million square feet of commercial and multifamily real estate throughout the United States. The sponsor and its principals have a net worth in excess of $70 million. Northland Investment Corp. has been selected by the State of Connecticut and the Hartford City Council to redevelop the Hartford Civic Center Mall.

o Northland Investment Corp. manages 41 multifamily properties encompassing over 13,000 units including the subject.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BEL ALLIANCE GT 2 PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL
BALANCE:                      $58,981,566(1)

FIRST PAYMENT DATE:           November 1, 2000

INTEREST RATE:                8.54% per annum

AMORTIZATION:                 360 Months

MATURITY DATE:                October 1, 2010

EXPECTED MATURITY BALANCE:    $44,584,052

SPONSOR(S):                   Eaton Vance Corp &
                              Alliance Holdings Investments

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/defeasance until after the date six
                              months prior to maturity (2)

LOAN PER UNIT:                $24,258(1)

UP-FRONT RESERVES:            Engineering Reserve               $1,102,751
                              Capital Expenditure Reserves      $1,626,120
                              Environmental Reserve             $2,814

ONGOING RESERVES:             Tax and Insurance                 Yes(2)
                              Replacement Reserve               Yes(3)

LOCKBOX:                      Springing
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Portfolio of Seven Assets

PROPERTY TYPE:                   Multifamily

LOCATION:                        Various

YEAR BUILT/RENOVATED:            Various

UNITS:                           1,997

OCCUPANCY:                       92%(4)

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Alliance Residential Management, L.L.C.

U/W NET CASH FLOW:               $7,393,948

U/W DSCR:                        1.62x(1)

APPRAISED VALUE:                 $78,350,000

CUT-OFF DATE LTV:                62.5%(1)

CUTOFF DATE LTV (FULL LOAN):     75.3%

MATURITY DATE LTV:               56.9%(1)

MATURITY DATE LTV (FULL LOAN):   69.7%
--------------------------------------------------------------------------------

(1)  Bel Alliance GT2 Portfolio Senior Portion is $48,981,566.

(2)  Does not reflect one month Yield Maintenance Period.

(3) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(4) The borrower is required to deposit $41,604 per month ($250 per unit per year) into a replacement reserve account.

(5)  Occupancy based on weighted average of the October 2001 rent rolls.


---------------------------------------------------------------------------------------------------------------------
                                              ALLOCATED
                                                LOAN       YEAR BUILT/         TOTAL
PROPERTY                     LOCATION          AMOUNT       RENOVATED    OCC   UNITS   STUD   1 BDRM   2 BDRM  3 BDRM
---------------------------------------------------------------------------------------------------------------------
Nob Hill Apartments          Dallas, TX      $14,416,043       1987      91%    486    N/A      407      79      N/A
Driscoll Place Apartments    Houston, TX     $13,550,328    1982/1998    97%    488     96      296      96      N/A
Crystal Bay Apartments       Webster, TX     $10,576,784    1982/1996    96%    320    N/A      240      80      N/A
Rollingwood Apartments       Richmond, VA    $ 8,393,675    1978/1998    88%    278    N/A       62     156       60
Foxcroft Apartments          Tampa, FL       $ 5,683,610    1972/1999    88%    192    N/A       64      96       32
Maple Run Apartments         Charlotte, NC   $ 3,387,582    1972/1999    88%    103    N/A        4      73       26
Hampton Forrest Apartments   Greenville, SC  $ 2,973,544    1968/1999    92%    130    N/A       59      71      N/A
---------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                $58,981,566                 92%  1,997     96     1132     651      118
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BELL ALLIANCE GT 2 PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o The Senior Portion of the Full Loan is expected to be rated BBB- by Standard & Poor's.

o The loan is secured by 7 garden-style multifamily properties with a total of 1,997 units located in Texas, North and South Carolina, Florida, and Virginia. The properties in the portfolio feature amenities including swimming pools, surface and covered parking, laundry facilities, extensive landscaping and onsite management/leasing offices.

o The properties have ongoing renovations which allow the Borrower to upgrade the tenant profile and reposition the properties by raising rents to market values as leases roll. The aggregate occupancy level for all seven properties is 92%.

o Borrower is a special purpose entity owned by affiliates of Eaton Vance Corp. and Alliance Holdings, LLC. Eaton Vance's affiliate controls the strategic decisions while Alliance is the operating partner.

o Eaton Vance manages over $49.2 billion in assets in over 70 mutual funds, and also manages individual and institutional accounts for retirement plans, pension funds and endowments.

o Alliance Holdings, LLC, whose principals include Andrew Schor and Steven Ivankovich, is a privately owned real estate company concentrated in the `B' quality multifamily housing business. Alliance Holdings LLC and its affiliates own interests in and manage more than 50,000 units throughout the United States.

o Alliance Residential Management, L.L.C, an affiliate of the Borrower, has approximately 1,200 employees and is headquartered in Houston, Texas.

o The loan was structured with upfront engineering and capital expenditure reserves in excess of $2.7 million ($1,366 per unit), to facilitate the repositioning program.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WASHINGTON DESIGN CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL
BALANCE:                      $48,959,437

FIRST PAYMENT DATE:           December 11, 2001

INTEREST RATE:                6.95% per annum

AMORTIZATION:                 360 months

MATURITY DATE:                November 11, 2011

EXPECTED MATURITY BALANCE:    $42,665,559

SPONSOR:                      Vornado Realty Trust

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/defeasance until after the date three
                              months prior to maturity

LOAN PER SF:                  $126

ONGOING RESERVES:             TI/LC Reserve               Yes (1)
                              Replacement Reserve         Yes (2)
                              Tax and Insurance           Yes (3)

LOCKBOX:                      Springing

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Mixed Use

PROPERTY SUB-TYPE:            Office/Retail

LOCATION:                     Washington, DC

YEAR BUILT/RENOVATED:         1919/1982

SQUARE FOOTAGE:               387,518

OCCUPANCY:                    97%(4)

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Merchandise Mart Properties, Inc.

U/W NET CASH FLOW:            $6,063,315

U/W DSCR:                     1.56x

APPRAISED VALUE:              $73,300,000

CUT-OFF DATE LTV:             66.8%

MATURITY LTV:                 58.2%

--------------------------------------------------------------------------------

(1) A monthly reserve of $56,250 shall be deposited to a TI/LC reserve account if DSCR falls below 1.20x or any other event of default under the loan documents.

(2) The borrower is required to deposit $8,074 per month into a replacement reserve account if DSCR falls below 1.20x or any other event of default under the loan documents. Monthly payments are waived so long as the escrow equals or exceeds $675,000; provided that the borrower must continue to escrow early lease termination payments.

(3) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(4)  Occupancy is based on the July 31, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WASHINGTON DESIGN CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The sponsor is Vornado Realty Trust, "Vornado", (BBB+ by S&P). Vornado, based in New York City, is a fully integrated REIT which owns and manages approximately 66 million square feet of real estate.

o Merchandise Mart Properties, Inc., "MMPI", a wholly owned subsidiary of Vornado, is the property manager. MMPI, has overseen trade show and showroom management and leasing operations continuously since 1945. Other properties under the MMPI umbrella include: Merchandise Mart (Chicago, IL), Chicago Apparel Center (Chicago, IL), Market Square on Main and National Furniture Mart (High Point, NC), Architecture & Design Building (New York,
     NY), L.A. Mart (Los Angeles, CA) with a reported average occupancy of 94%.

o Subject is a Class A quality office/showroom property located three blocks SW of the US Capital. The eight-story building was originally constructed in 1919 and was expanded and renovated in 1982.

o Diverse tenancy with nearly 80 tenants occupying design (approximately 85% of NRA) and office space (approximately 15% of NRA).

o Average in-place rents for all tenants at the property are $22 per square foot, while the market rents for office in the area are currently $35 per square foot. The property manager reports an 83% renewal rate.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WASHINGTON DESIGN CENTER
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                              LEASE ROLLOVER SCHEDULE WASHINGTON DESIGN CENTER

                     AVERAGE
                    BASE RENT                                    % OF TOTAL BASE
       # OF LEASES   PER SF     %OF TOTAL SF   CUMULATIVE % OF   RENTAL REVENUES    CUMULATIVE % OF TOTAL
YEAR     ROLLING     ROLLING       ROLLING        SF ROLLING        ROLLING        RENTAL REVENUES ROLLING
----------------------------------------------------------------------------------------------------------
2001        6         $23.41         1.2%             1.2%            1.1%                    1.1%
2002        3         $35.05         6.2%             7.4%            8.4%                    9.5%
2003        7         $31.33         9.6%            17.0%           11.6%                   21.1%
2004        4         $24.11         3.7%            20.7%            3.4%                   24.5%
2005        3         $24.84         2.4%            23.1%            2.3%                   26.8%
2006        6         $24.53         4.3%            27.4%            4.0%                   30.8%
2007        5         $25.29         5.3%            32.6%            5.2%                   36.0%
2008       13         $25.11        25.5%            58.2%           24.7%                   60.7%
2009       14         $27.19         9.7%            67.9%           10.2%                   70.9%
2010       10         $25.52        15.1%            83.0%           14.9%                   85.8%
2011        7         $23.17         6.5%            89.5%            5.8%                   91.6%
2012        1         $37.23         3.1%            92.7%            4.5%                   96.1%
2013        1         $28.00         1.7%            94.4%            1.8%                   98.0%
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 ROCKLAND CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $27,578,682

FIRST PAYMENT DATE:                 December 11, 2001

INTEREST RATE:                      7.30% per annum

AMORTIZATION:                       360 Months

MATURITY DATE:                      November 11, 2011

MATURITY BALANCE:                   $24,252,514

SPONSOR(S):                         American Continental Properties Inc.

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/defeasance until after the date
                                    three months prior to maturity

LOAN PER SF:                        $106

UP-FRONT RESERVES:                  Engineering Reserve             $53,563

ONGOING RESERVES:                   Tax and Insurance               Yes (1)
                                    Replacement Reserve             Yes (2)
                                    TI/LC Reserve                   Yes (3)

LOCKBOX:                            Hard

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Nanuet, NY

YEAR BUILT/RENOVATED:               1960/1983

SQUARE FOOTAGE:                     259,244

OCCUPANCY:                          100%(4)

OWNERSHIP INTEREST:                 Fee

                                              % OF TOTAL
MAJOR TENANTS                       NRSF         NRSF        LEASE EXPIRATION
-------------                       ----      ----------     ----------------
Pathmark Stores, Inc.               63,699       24.6%       November 30, 2010
National Wholesale Liquidators      50,642       19.5%       February 28, 2004
Office Depot(5)                     32,650       12.6%       May 31,2008


PROPERTY MANAGEMENT:                American Continental Properties, Inc.

U/W NET CASH FLOW:                  $2,977,490

U/W DSCR:                           1.31x

APPRAISED VALUE:                    $34,500,000

CUT-OFF DATE LTV:                   79.9%

MATURITY LTV:                       70.3%

--------------------------------------------------------------------------------

(1) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(2) The borrower is required to deposit $3,241 per month into a replacement reserve account.

(3) The borrower is required to make monthly payments of $7,288 each month into a TI/LC reserve account for improvements for the tenant.

(4)  Occupancy is based on the April 1, 2001 rent roll.

(5) Office Depot is rated Baa3 and BBB- by Moody's and Standard & Poor's respectively.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ROCKLAND CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o Rockland Center is a 259,244 square foot, 100% occupied grocer anchored retail center located in Nanuet, Rockland County, approximately 30 miles north of New York City.

o The subject's trade area is one of the most affluent in the New York Metropolitan Statistical Area (MSA), average annual household income in the primary trade area was a reported $99,481.

o The subject was developed in the early 1960's and underwent extensive renovation and expansion in 1983.

o Of the competing centers, four are 100% occupied and one newly built property is 84%.

o Subject has a diverse tenancy (23 tenants) including: Pathmark, National Wholesale Liquidators, and Office Depot (Baa3 and BBB- by Moody's and Standard & Poor's respectively with a stable outlook).

o The sponsor, American Continental Properties (ACP), has developed and owned real estate since 1978. The company owns interests in 47 income-producing properties including 2.1 million square feet of retail space.

o ACP manages 2.1 million square feet of retail properties including the subject.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                ROCKLAND CENTER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                   LEASE ROLLOVER SCHEDULE FOR ROCKLAND CENTER

                                                                    % OF TOTAL BASE
       # OF LEASES  YEAR RENT PER                   CUMULATIVE %    RENTAL REVENUES    CUMULATIVE % OF TOTAL
YEAR     ROLLING     SQUARE FOOT    % OF TOTAL SF   OF SF ROLLING       ROLLING        RENTAL REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------
2001       0            $0.00            0.0%             0.0%            0.0%                    0.0%
2002       3           $26.04            3.5%             3.5%            6.9%                    6.9%
2003       2           $29.87            1.2%             4.7%            2.8%                    9.6%
2004       2            $8.22           21.5%            26.2%           13.5%                   23.1%
2005       2           $12.02            8.4%            34.7%            7.7%                   30.8%
2006       2           $23.00            4.9%            39.5%            8.5%                   39.3%
2007       1           $16.00            0.3%            39.8%            0.3%                   39.6%
2008       1           $12.77           13.0%            52.8%           12.6%                   52.2%
2009       2           $18.91            1.4%            54.2%            2.1%                   54.3%
2010       2           $12.52           35.1%            89.3%           33.5%                   87.8%
2011       1           $15.00            9.3%            98.6%           10.6%                   98.4%
2012       0            $0.00            0.0%            98.6%            0.0%                   98.4%
2013       0            $0.00            0.0%            98.6%            0.0%                   98.4%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ASHLAND TOWN CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL
BALANCE:                      $26,967,967

FIRST PAYMENT DATE:           December 1, 2001

INTEREST RATE:                7.25% per annum

AMORTIZATION:                 300 Months

MATURITY DATE:                November 1, 2011

EXPECTED MATURITY BALANCE:    $21,758,340

SPONSOR(S):                   Glimcher Realty Trust

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/defeasance except during the last 90 days
                              prior to maturity

LOAN PER SF:                  $61

UP-FRONT RESERVES:            Engineering Reserve          $18,750(1)

ONGOING RESERVES:             Tax Reserve                  Yes (2)
                              Replacement Reserve          Yes (3)
                              TI/LC Reserve                Yes (4)

LOCKBOX:                      Springing

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Ashland, KY

YEAR BUILT/RENOVATED:         1989/1999

SQUARE FOOTAGE:               442,404

OCCUPANCY:                    96%(5)

OWNERSHIP INTEREST:           Fee

PROPERTY MANAGEMENT:          Glimcher Realty Trust

MAJOR TENANTS                 NRSF       % OF TOTAL NRSF     LEASE EXPIRATION
-------------                 ----       ---------------     -------------------
Wal-Mart(6)                   110,580          25.0%         November 10, 2009
Proffitt's(7)                 65,000           14.7%         January 31, 2010
JCPenney(8)                   51,282           11.6%         October 31, 2004


U/W NET CASH FLOW:            $3,233,416

U/W DSCR:                     1.38x

APPRAISED VALUE:              $41,000,000

CUT-OFF DATE LTV:             65.8%

MATURITY DATE LTV:            53.1%

--------------------------------------------------------------------------------

(1) The borrower was additionally required to deposit upfront reserves ($150,000) to be disbursed upon lender's receipt of satisfactory tenant estoppel certificates related to certain repair work.

(2) The borrower is required to make monthly payments into a tax escrow fund to accumulate funds necessary to pay all taxes that the borrower is responsible for prior to their respective due dates.

(3) The borrower is required to deposit $12,666 per month into replacement reserve account.

(4) The borrower is required to make monthly deposits of $20,833 into a TI/LC reserve account until the amount in escrow equals or exceeds $1,500,000.

(5)  Occupancy is based on October 10, 2001 rent roll.

(6)  Wal-Mart Stores Inc. is rated Aa2/AA/AA by M/S/F.

(7)  Proffitt's is owned by Saks Incorporated, rated Ba3/BB/BB M/S/F.

(8)  JCPenney is rated Ba2/BBB- by M/S.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ASHLAND TOWN CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o Ashland Town Center is a 442,404 square foot anchored retail center located in Ashland, Kentucky. Ashland is situated within the Tri-State Region along the borders of Kentucky, West Virginia, and Ohio in the far northeastern portion of the State of Kentucky.

o The subject was developed in 1989 and renovated in 1999 with the addition of Goody's space containing 27,900 SF. Subject has over 60 tenants including Wal-Mart, Proffitts, and JCPenney.

o There is tenant rollover during the loan term, including all four anchor tenants. However, Lender will maintain a lease rollover reserve escrow which will be funded at $250,000 annually with a cap of $1,500,000. Should anchor Wal-Mart not exercise its first lease renewal 180 days prior to lease expiration, a cash flow sweep will be initiated, and the reserve cap will increase to $2,250,000.

o For 2000, the mall's average in-line store sales were over $308/SF, with occupancy costs of 9.7%.

o Ashland is the dominant retail center within a 45-mile trade area. Cedar Knolls Galleria, located 7.5 miles from the subject is the closest competitor.

o The Sponsor, Glimcher Realty Trust, is a publicly traded REIT with a market capitalization in excess of $560 million. At September 30, 2001, the Company's mall portfolio gross leasable area (GLA) totaled 18.3 million square feet. Additionally, the community center portfolio totaled 11.5 million square feet. Glimcher owns or has a joint venture interest in a total of 102 properties in 26 states aggregating 29.8 million square feet of GLA. Glimcher is currently rated BB by S&P.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ASHLAND TOWN CENTER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                 LEASE ROLLOVER SCHEDULE FOR ASHLAND TOWN CENTER
                                                                                             CUMULATIVE % OF
       # OF LEASES   YEARLY RENT PER   % OF TOTAL SF   CUMULATIVE %   % OF TOTAL BASE RENT     TOTAL RENTAL
YEAR     ROLLING       SQUARE FOOT        ROLLING      OF SF ROLLING    REVENUES ROLLING     REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------
2001        5            $23.88             1.3%            1.3%              3.2%                 3.2%
2002        7            $29.68             1.4%            2.7%              4.2%                 7.4%
2003        6            $21.17             2.2%            4.8%              4.8%                12.2%
2004        5             $6.42            16.8%           21.6%             11.2%                23.4%
2005        7            $12.94             8.5%           30.1%             11.3%                34.7%
2006        6            $20.12             2.3%           32.4%              4.7%                39.5%
2007        2            $12.51             3.1%           35.5%              4.1%                43.5%
2008        3            $20.75             2.2%           37.7%              4.7%                48.2%
2009        8             $8.02            35.6%           73.2%             29.6%                77.8%
2010        6             $6.59            17.9%           91.1%             12.2%                90.0%
2011        4            $20.80             3.2%           94.3%              6.8%                96.9%
2012        1            $16.00             0.8%           95.1%              1.3%                98.1%
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BILTMORE SQUARE MALL
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL
BALANCE:                      $26,000,000

FIRST PAYMENT DATE:           January 11, 2001

INTEREST RATE:                7.95% per annum

AMORTIZATION:                 324 Months(1)

ANTICIPATED REPAYMENT
DATE:                         December 11, 2011

EXPECTED ARD BALANCE:         $24,490,958

MATURITY DATE:                December 11, 2032

SPONSOR:                      Simon Property Group, Inc.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Lockout/defeasance until after the date four
                              months prior to maturity

LOAN PER SF:                  $78

UP-FRONT RESERVES:            Lease up Reserve  $270,000

ONGOING RESERVES:             Tax Reserve              Yes (2)
                              Replacement Reserve      Yes (3)
                              TI/LC Reserve            Yes (4)

LOCKBOX:                      Springing

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

PROPERTY SUB-TYPE:            Anchored

LOCATION:                     Asheville, NC

YEAR BUILT/RENOVATED:         1989

NSF:                          335,025

OCCUPANCY:                    82%(5)

OWNERSHIP INTEREST:           Fee

MAJOR TENANTS                   NRSF      % OF TOTAL NRSF      LEASE EXPIRATION
-------------                   ------    ---------------      ----------------
Belk                            82,245          24.5%          April 16, 2011
Proffitt's (Not Collateral)(1)  80,331          16.2%(7)             N/A
Dillard's (Not Collateral)      80,000          16.2%(7)             N/A


PROPERTY MANAGEMENT:          Simon Property Group, L.P.

U/W NET CASH FLOW:            $3,241,652

U/W DSCR:                     1.38x(8)

APPRAISED VALUE:              $40,700,000

CUT-OFF DATE LTV:             63.9%

MATURITY DATE LTV:            60.2%

--------------------------------------------------------------------------------

(1) The loan is structured with as interest-only period of 60 months after which time principal and interest payments commence.

(2) The borrower is required to make monthly payments into a tax escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(3) The borrower is required to deposit $4,192 per month into a replacement reserve account.

(4) The borrower is required to make monthly payments into a TI/LC reserve in the amount of $16,250. To the extent the balance of the TI/LC reserve should equal or exceed $585,000, the borrower's obligation for monthly deposits will be suspended. However, the borrower's obligation for monthly deposits will be reinstated to the extent that the balance of the TI/LC reserve should fall below $585,000. The borrower is also required to make monthly deposits into reserves for tax and insurance. However, the obligation to make deposits for insurance premiums is suspended so long as the borrower maintains a blanket policy, Simon Property Group has a rating of Investment Grade and there are no events of default

(5)  Occupancy is based on the September 5, 2001 rent roll.

(6) Subsidiary of Saks Incorporated rated Ba3 and BB by Moody's and Standard & Poor's respectively.

(7) Percentage based on both owned (335,025 sf) and unowned collateral (160,331 sf).

(8)  U/W DSCR is based off of amortizing payment of principal and interest.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BILTMORE SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject property is a 495,356 square foot anchored retail center located in Asheville, North Carolina. Biltmore Square Mall is anchored by Belk (82,245 SF), Proffitt's (80,331 SF), Dillard's (80,000 SF). Dillard's and Proffitt's own their own space.

o Sponsor, Simon Property Group, Inc., headquartered in Indianapolis, Indiana, is a self-administered and self-managed real estate investment trust. At November 30, 2001, the company owned or had an interest in 252 properties comprising regional malls, community shopping centers, specialty and mixed-use properties containing 187 million square feet of gross leasable area (GLA) in 36 states and six assets in Europe and Canada. SPG is the largest publicly traded retail real estate company in North America with a total market capitalization at November 30, 2001 of approximately $5 billion.

o The subject, developed in 1989, currently contains more than 60 specialty stores. Biltmore is currently 82% occupied.

o 2000 mall sales were $225 PSF, and have consistently increased at the subject over the past four years.

o The closest mall, Asheville Mall, located 10 miles away, is also owned by Simon Property Group.

o The subject benefits from a wide consumer reach, as there are few regional malls in the market area.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BILTMORE SQUARE MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  LEASE ROLLOVER SCHEDULE BILTMORE SQUARE MALL

                     BASE RENT                                    % OF TOTAL BASE
       # OF LEASES     PER SF    % OF TOTAL SF  CUMULATIVE % OF   RENTAL REVENUES     CUMULATIVE % OF TOTAL
YEAR     ROLLING      ROLLING       ROLLING       SF ROLLING           ROLLING       RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------
2001        1          $29.38         0.2%            0.2%               0.8%                  0.8%
2002       11          $11.59        11.7%           11.9%              14.9%                 15.7%
2003       10          $10.12         9.6%           21.5%              10.6%                 26.3%
2004        3          $34.73         0.8%           22.3%               3.0%                 29.3%
2005        6          $11.61        12.6%           34.9%              15.9%                 45.2%
2006        0           $0.00         0.0%           34.9%               0.0%                 45.2%
2007        5          $31.25         1.3%           36.2%               4.4%                 49.7%
2008        3          $23.33         1.9%           38.0%               4.8%                 54.4%
2009        5          $17.97         5.0%           43.1%               9.8%                 64.2%
2010        4          $43.37         3.6%           46.6%              17.1%                 81.3%
2011        7          $30.15         5.7%           52.3%              18.7%                100.0%
2012        0           $0.00         0.0%           52.3%               0.0%                100.0%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               BELMONT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $23,379,853

FIRST PAYMENT DATE:                 December 1, 2001

INTEREST RATE:                      6.75% per annum

AMORTIZATION:                       360 Months

MATURITY DATE:                      November 1, 2011

SPONSOR:                            Gerald A. Niznick

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance except during the last 90
                                    days prior to maturity

LOAN PER UNIT:                      $67,183

ONGOING RESERVES:                   Tax and Insurance         Yes (1)
                                    Replacement Reserve       Yes (2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Multifamily

LOCATION:                           Las Vegas, NV

YEAR BUILT/RENOVATED:               2000

UNITS:                              348

OCCUPANCY:                          93%(3)

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Piceme Real Estate Group

U/W NET CASH FLOW:                  $2,309,316

U/W DSCR:                           1.27x

APPRAISED VALUE:                    $29,250,000

CUT-OFF DATE LTV:                   79.9%

MATURITY DATE LTV:                  69.3%

--------------------------------------------------------------------------------

(1) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(2) The borrower is required to deposit $4,350 per month into a Replacement Reserve fund.

(3)  Occupancy is based on the September 20, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               BELMONT APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject is a 348 unit Class `A' multifamily property located approximately 10 miles south of the Las Vegas, Nevada airport. The subject is currently 93% occupied.

o The subject consists of twenty-eight, two-story buildings that contain 348 units. Amenities include a clubhouse with a fitness center, media room and billiards table, three swimming pools, whirlpools, as well as three barbecue areas.

o The subject has good access to major thoroughfares in the area and is located in close proximity to neighborhood amenities. The property has good visibility and is located in a predominantly residential area.

o Current occupancy was achieved within six months of property opening in 2000.

o Southeast Las Vegas has been one of the fastest growing residential areas in the nation, with an occupancy rate for Class A multifamily properties of 94.5% as of June, 2001.

o The Sponsor is Belmont 10,000 LLC, who primary member is Dr. Gerald Niznick. The sponsor and its principals have a net worth in excess of $44.5 million.

o The Manager is Picerne Real Estate Group. The company has been in business since 1925 and has over 500 employees. They own and manage more than 17,000 units throughout the nation and build approximately 4,000 additional units each year. In the subject's region, they manage 4,900 units, of which 1,048 are for third party contracts.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HORIZON POINTE SHOPPING CENTER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $20,546,010

FIRST PAYMENT DATE:                 September 11, 2001

INTEREST RATE:                      7.43% per annum

AMORTIZATION:                       360 Months

MATURITY DATE:                      August 11, 2011

EXPECTED MATURITY BALANCE:          $18,165,155

SPONSOR:                            John Young and Andrew Sun

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/defeasance until after the date
                                    three months prior to maturity

LOAN PER SF:                        $154

ONGOING REVERSE:                    Tax Reserve         Yes(1)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Henderson, NV

YEAR BUILT/RENOVATED:               1999

NSF:                                133,748

OCCUPANCY:                          96%(3)

OWNERSHIP INTEREST:                 Fee

                                             % OF TOTAL
MAJOR TENANTS                       NRSF         NRSF        LEASE EXPIRATION
-------------                       ----     ----------      ----------------
Albertsons                          59,796      44.7%        December 1, 2024
Sav-On                              15,058      11.3%         October 1, 2024

PROPERTY MANAGEMENT:                Excel Management, Inc.

U/W NET CASH FLOW:                  $2,251,169

U/W DSCR:                           1.31x

APPRAISED VALUE:                    $26,300,000

CUT-OFF DATE LTV:                   78.1%

MATURITY DATE LTV:                  69.1%

--------------------------------------------------------------------------------

(1) The borrower is required to make monthly payments into a tax escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(2)  Occupancy is based on the April 1, 2001 rent roll.

(3)  Based on the April 1, 2001 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HORIZON POINTE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o The subject is a 133,748 SF retail center anchored by Albertson's and Sav-On Drugs. The property is located in Henderson, NV and was constructed in 1999.

o Credit tenants account for approximately 60% of the subject's NRA. Albertsons is rated BBB+ (S&P) and World Savings is rated A+ (S&P). The subject is currently is 96% occupied with a well-diversified tenant base that pay on a NNN rent structure.

o The collateral for this loan includes two pad tenants, 3 Angry Wives Pub and Sav-On Drugs, which also reimburse expenses. There are three pad sites occupied by KFC, Bank of America and Terrible Herst, which are not part of the collateral.

o According to the US census, Henderson was one of the fastest growing cities in the United States from 1990 to 1999. Moreover, Las Vegas is located 15 miles northwest of the subject.

o The subject benefits from its proximity to Las Vegas, located on Eastern and Horizon Ridge Parkway, a major thoroughfare in the city. Further, the appraiser concludes that the neighborhood is in a well-located area that has strong growth potential, which should mirror the growth of Las Vegas.

o The subject is managed by Excel Management Company, which is affiliated with the Borrower, World Premier Investment, Inc. (WPI). WPI is a full service real estate company, with services ranging from land acquisition and development to property management. WPI also has extensive retail experience in several states across the USA, including 12 retail centers that were developed in Nevada markets.

o Sponsors of the Borrower are John Young and Andrew Sun. Mr. Young has developed real estate since 1960, and Mr. Sun is a CPA with thirteen years of real estate experience.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HORIZON POINTE SHOPPING CENTER
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
             LEASE ROLLOVER SCHEDULE HORIZON POINTE SHOPPING CENTER

                      AVERAGE
                     BASE RENT                                     % OF TOTAL BASE
       # OF LEASES    PER SF     % OF TOTAL SF   CUMULATIVE % OF   RENTAL REVENUES    CUMULATIVE % OF TOTAL
YEAR     ROLLING      ROLLING       ROLLING         SF ROLLING          ROLLING      RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------
2001        0           $0.00         0.0%              0.0%              0.0%                 0.0%
2002        0           $0.00         0.0%              0.0%              0.0%                 0.0%
2003        4          $21.08         3.5%              3.5%              4.1%                 4.1%
2004        0           $0.00         0.0%              3.5%              0.0%                 4.1%
2005        9          $21.78         9.3%             12.8%             11.4%                15.5%
2006       10          $18.15        13.5%             26.3%             13.7%                29.2%
2007        0           $0.00         0.0%             26.3%              0.0%                29.2%
2008        0           $0.00         0.0%             26.3%              0.0%                29.2%
2009        0           $0.00         0.0%             26.3%              0.0%                29.2%
2010        3          $22.72         3.3%             29.6%              4.2%                33.4%
2011        2          $21.01         2.1%             31.7%              2.5%                35.8%
2012        0           $0.00         0.0%             31.7%              0.0%                35.8%
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  IBM BUILDING
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $20,500,000

FIRST PAYMENT DATE:                 November 11, 2001

INTEREST RATE:                      7.25%

AMORTIZATION(1)                     0 months

MATURITY DATE:                      October 11, 2011

EXPECTED MATURITY BALANCE:          $20,500,000

SPONSOR(S):                         Falcon Real Estate

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance except during the last
                                    three months prior to maturity

LOAN PER SF:                        $128

ONGOING RESERVES:                   Replacement Reserve            Yes(2)
                                    TI/LC Reserve                  Yes(3)

LOCKBOX:                            Hard

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Office

PROPERTY SUB-TYPE:                  Suburban

LOCATION:                           Boca Raton, FL

YEAR BUILT:                         2001

NSF:                                160,000

OCCUPANCY:                          1005

OWNERSHIP INTEREST:                 Fee

MAJOR TENANTS                       NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
-------------                       ----    ---------------   ----------------
International Business
Machines, Inc.                      160,000      100%         September 30, 2001


PROPERTY MANAGEMENT:                Codina Real Estate Management, Inc.

U/W NET CASH FLOW:                  $2,581,710

U/W DSCR:                           1.71x

APPRAISED VALUE:                    $34,000,000

CUT-OFF DATE LTV:                   60.3%

MATURITY DATE LTV:                  60.3%

--------------------------------------------------------------------------------


(1)  The loan is structured as interest-only.

(2) The borrower is required to make monthly payments of $2,667 into a Replacement Reserve.

(3) In the event of notice of termination of lease, a cash trap will spring into effect 9 months prior to expiration, funding a reserve for TI/LC with an expected balance of approximately $1.2 million by lease expiration.

(4)  Rated A1/A+/AA- by M/S/F.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  IBM BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject property is 160,000 SF office building 100% leased by IBM Corporation. IBM is rated A1 by Moody's, A+ by S&P and AA- by Fitch. The company is ranked 8th out of the Fortune 500 Companies with net income of over $8 billion in 2000.

o The property is located in Boca Raton, Florida. Boca Raton is a preferred `Fortune 500' corporate community in South Florida, which is evidenced by IBM's continuous presence there since the 1970s.

o The subject is a Class `A' suburban office building with a NNN lease structure expiring 9/30/2011. IBM has two 5-year options at 95% of the then market rates.

o In the event of notice of termination of lease, a cash trap will spring into effect, funding a reserve for Tenant Improvements and Leasing Commissions of approximately $1.2 million by the end of the lease term.

o The subject's current rental rate is $17.10 psf (net) compared to properties ranging from $17.40-$19.08 psf. The rent steps up in Year 6 of the lease to $19.25 psf.

o The Boca Raton area has long been home to IBM research and development and this location is suitable for their continued operation.

o The subject is newly constructed with IBM having taken occupancy in June 2001. It was constructed to withstand high-level hurricane-strength winds. Currently, the subject houses several distinct divisions within IBM, and could therefore be leased to multiple tenants should IBM not renew its lease.

o Falcon Real Estate has a fiduciary responsibility to the Sponsor pursuant to its asset management agreement and is a diverse broker/developer located in Melbourne, Florida.

o The subject is managed by Codina Real Estate Management whose parent company, Codina Group, was founded in 1980. Codina Group has over 250 employees located in seven offices throughout South Florida. The management company dominates the Dade County, Florida market and has a growing presence in Broward and Palm Beach Counties.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             KEY LANDING APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:     $17,939,980

FIRST PAYMENT DATE:                 August 11, 2001

INTEREST RATE:                      7.25% per annum

AMORTIZATION:                       360 Months

MATURITY DATE:                      July 11, 2011

EXPECTED MATURITY BALANCE:          $15,802,075

SPONSOR(S):                         David H. Hillman

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/defeasance until after the date six
                                    months prior to maturity

LOAN PER UNIT:                      $35,666

ONGOING RESERVES:                   Tax and Insurance            Yes(1)
                                    Replacement Reserve          Yes(2)

LOCKBOX:                            Springing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Multifamily

LOCATION:                           Baltimore, MD

YEAR BUILT/RENOVATED:               1965/2001

UNITS:                              503

OCCUPANCY:                          98% (3)

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Southern Management Corporation

U/W NET CASH FLOW:                  $1,944,370

U/W DSCR:                           1.32x

APPRAISED VALUE:                    $24,100,000

CUT-OFF DATE LTV:                   77.4%

MATURITY DATE LTV:                  65.6%

--------------------------------------------------------------------------------

1) Borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

2) The borrowers are required to make monthly payments of $10,500 into a Replacement Reserve Account.

3)   Occupancy is based on the October 9, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             KEY LANDING APARTMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The subject is located 8 miles from the Baltimore CBD on a body of water known as Lynch Cove, which connects to the Patapsco River and ultimately to the Chesapeake Bay.

o Subject is a 503 unit multifamily property located in Baltimore, Maryland with the following unit mix: 72 1-bedroom Units, 264 2-bedroom units, and 167 3-bedroom units. The average unit size is 1,061 sf.

o The Borrower has spent approximately $12,000,000 ($23,900 per unit) on renovations, including new roofs, windows, asphalt on parking lots, HVAC, walkways, pool, balconies and clubhouse.

o Project amenities include a manned gatehouse, a swimming pool, a clubhouse, a playground and a waterfront pier.

o The Sponsor is Southern Management Corporation, who's key principal is David Hillman. Mr. Hillman is a repeat borrower of CSFB. Mr. Hillman has a net worth in excess of $130 million.

o Southern Management currently owns and operates approximately 22,500 units, the majority of which are located in the Baltimore MSA. Southern Management also operates and manages properties in Washington, DC and throughout Virginia and Maryland. A hallmark of Southern's management is a high level of service to tenants including bulk purchases of utilities, the savings from which are shared by Southern and the tenants.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------







                      [THIS PAGE INTENTIONALLY LEFT BLANK]













--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2001-CK6         COLLATERAL AND STRUCTURAL TERM SHEET     DECEMBER 10, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REAL ESTATE DEBT CAPITAL MARKETS
--------------------------------------------------------------------------------

CONTACT              PHONE          FAX            E-MAIL

Ken Rivkin           212.325.3295   212.325.8104   KEN.RIVKIN@CSFB.COM
Managing Director

Barry Polen          212.325.3295   212.325.8104   BARRY.POLEN@CSFB.COM
Director

Chris Anderson       212.538.3941   212.325.9807   CHRIS.ANDERSON@CSFB.COM
Vice President

Derek Barcelona      212.325.2648   212.325.8105   DEREK.BARCELONA@CSFB.COM
Vice President

Jason Fruchtman      212.325.3492   212.325.8105   JASON.FRUCHTMAN@CSFB.COM
Analyst

Martin Gilligan      212.325.3295   212.325.8104   MARTIN.GILLIGAN@CSFB.COM
Analyst

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               STRUCTURED FINANCE
--------------------------------------------------------------------------------
CONTACT              PHONE          FAX            E-MAIL

Anand Gajjar         212.538.6415   212.325.6815   ANAND.GAJJAR@CSFB.COM
Managing Director

Jeffrey Altabef      212.325.5584   212.743.5227   JEFFREY.ALTABEF@CSFB.COM
Director

Reese Mason          212.325.8661   212.743.5227   REESE.MASON@CSFB.COM
Vice President

Andy Rudenstein      212.325.0557   212.743.4610   ANDY.RUDENSTEIN@CSFB.COM
Associate

Prashant Raj         212.538.5773   212.743.5171   PRASHANT.RAJ@CSFB.COM
Analyst

Boris Zhuravel       212.538.4459   212.743.4578   BORIS.ZHURAVEL@CSFB.COM
Analyst


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------